As filed with the Securities and Exchange Commission on February 9, 2018

File No. 333-183155

File No. 811-22732

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 59    ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 61   ☒

HORIZONS ETF TRUST I

(Exact Name of Registrant as Specified in Charter)

c/o Horizons ETFs Management (US) LLC

1 Landmark Square, 7th Floor

Stamford, CT 06901

(Address of Principal Executive Office)

(203) 439-6700

(Registrant’s Telephone Number)

Corporation Service Company

251 Little Falls Drive

Wilmington, DE 19808

(Name and address of agent for service)

Copies of communications to:

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On February 12, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Horizons ETF Trust I

Horizons Cadence Hedged US Dividend Yield ETF (USDY)

February 12, 2018

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange

Advised By:	Sub-Advised By:
Horizons ETFs Management (US) LLC 625 Madison Ave, 3rd Floor	Cadence Capital Management LLC 265 Franklin Street, 4th Floor
New York, NY 10022	Boston, MA 02110

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 Shares.

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Summary Information — Horizons Cadence Hedged US Dividend Yield ETF (USDY)

Investment Objective

The Horizons Cadence Hedged US Dividend Yield ETF (“Fund”) seeks income and long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares. These costs are not included in the expense example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver/Expense Reimbursement(2)	-0.07%
Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement	0.68%

(1) “Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

(2) Horizons ETFs Management (US) LLC, the Fund’s investment adviser, has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to a Rule 12b-1 plan, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.68% of the Fund’s average daily net assets until February 28, 2019. The expense limitation agreement may be terminated without payment of any penalty (i) by Horizons ETF Trust I for any reason and at any time and (ii) by Horizons ETFs Management (US) LLC, for any reason, upon ninety (90) days’ prior written notice to Horizons ETF Trust I, such termination to be effective as of the close of business on the last day of the then-current one-year period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$69	$233

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs may affect the Fund’s performance. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing in common stocks of U.S. companies that have above average dividend yield and that demonstrate financial strength, which are high quality companies with strong balance sheets, predictable earnings and cash flow growth, and a history of dividend growth. The Fund primarily invests in common stocks of large capitalization companies, including REITs. When selecting portfolio companies, the Sub-Adviser emphasizes companies that have a history of paying and/or growing dividends. The Fund may sell a security when the Sub-Adviser believes that the company’s fundamentals have deteriorated, if the company decreases or discontinues its dividends, or if the stock has become overvalued in the opinion of the Sub-Adviser. Under normal circumstances, the Fund invests at least 80% of its assets in securities of U.S. companies that pay regular dividends.

In making investment decisions for the Fund, the Sub-Adviser considers dividend-paying companies in the Russell 1000® Index and stocks of companies similar to those in the Russell 1000® Index. The Sub-Adviser uses a rules-based approach that ranks the stocks in this universe based on dividend-paying criteria and financial quality characteristics such as the company’s history in meeting earnings and dividend targets and earnings quality.

The Sub-Adviser weights the Fund’s portfolio based on adjusted market capitalization where the maximum individual security weight at portfolio creation or rebalancing is capped at 1.25%. Modifications to constituent weights, including the maximum position size, may be included in order to help achieve risk, return, or portfolio objectives. Generally, the Fund will hold between approximately 200-450 securities. Each of the consumer discretionary, consumer staples, financial services, health care, industrial, information technology, and real estate sectors may represent a significant portion of the Fund’s investment portfolio.

The Sub-Adviser employs an “active management” investment strategy in seeking to achieve the Fund’s investment objective. The portfolio will be reconstituted and rebalanced quarterly, if necessary. Rebalancing frequency may be modified based on periodic and systematic portfolio review.

The Fund has the ability to buy and sell call and put options on indexes such as the Russell 1000® Index, the Russell 2000® Index and the S&P 500® Index which are the most correlated to the Fund’s underlying equity holdings. The options overlay seeks to potentially provide a measure of downside protection and an additional component to the Fund’s risk management. The options overlay will be actively managed by the Adviser and will adapt to both changing market environments and shifts in the underlying equity holdings of the Fund.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Dividend-Paying Stock Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes.

Issuer Risk. Fund performance depends on the performance of individual securities that the Fund holds. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Market Risk. Overall market risks may affect the value of the Fund. Factors such as U.S. economic growth and market conditions, interest rate levels and political events affect the securities markets.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be

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strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Health Care Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection and the expiration of a patent may adversely affect profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk. The stock prices of companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Real Estate Sector Risk. The value of real estate companies may be affected by various factors, including, but not limited to the following: changes in general economic and market conditions; changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

Performance

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to

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shareholders semi-annually. Updated performance information will be available at no cost by visiting http://us.horizonsetfs.com/.

Advisers

Horizons ETFs Management (US) LLC is the investment adviser to the Fund. Cadence Capital Management LLC serves as sub-adviser to the Fund.

Portfolio Managers

Sub-Adviser Portfolio Managers

J. Paul Dokas, CFA Senior Portfolio Manager and Managing Director of the Sub-Adviser

Robert E. Ginsberg, CFA Senior Portfolio Manager and Managing Director of the Sub-Adviser

Adviser Portfolio Managers

Garrett Paolella, Managing Director of the Adviser

Troy Cates, Managing Director, Head of Trading and Portfolio Manager of the Adviser

Jonathan Molchan, Director, Head of Product Development and Portfolio Manager of the Adviser

Each of the portfolio managers has served the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with Foreside Fund Services, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on Cboe BZX Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

The Fund may also hold cash or invest in cash equivalents such as money market funds that assist the Sub-Adviser in managing the Fund.

The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s policy to invest at least 80% of its assets in securities of companies that pay regular dividends may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Dividend-Paying Stock Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Equity Securities Risk. Equity risk is the risk that the value of the equity securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities the Fund holds; the price of common stock may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities the Fund holds. In addition, common stock in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

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Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Capitalization Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Returns on investments in securities of large companies could trail the returns on investments in securities of small- and mid-sized companies.

Market Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Financial Sector Risk. Companies in the financial sector are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign

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debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection and the expiration of a patent may adversely affect profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk. The stock prices of companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Real Estate Sector Risk. The value of real estate companies may be affected by various factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. Investing in real estate investment trusts (REITs) involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

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Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Asset Class Risk. Securities and other assets in the portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Sub-Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor, market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser, the Sub-Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser and Sub-Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Fluctuation of NAV Risk. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the portfolio securities held by the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

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Market Trading Risk. Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at http://us.horizonsetfs.com/. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

Fund Management

Adviser. Horizons ETFs Management (US) LLC, located at 625 Madison Ave, 3rd Floor, New York, NY 10022, serves as the investment adviser to the Fund. The Adviser is responsible for the day-to-day operations of the Fund, including overseeing the Sub-Adviser. The Adviser is a wholly-owned indirect subsidiary of Mirae Asset Global Investments Co., Ltd. As of December 31, 2017, the Adviser provided supervisory and management services on approximately $260 million in assets when combined with its affiliate’s assets under management.

The Adviser administers the affairs of the Fund, subject to the oversight of the Board and officers. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser is paid a fee equal to an annual rate of 0.75% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The Adviser has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to a Rule 12b-1 plan, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.68% of the Fund’s average daily net assets until February 28, 2019.

Under the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, acquired fund fees and expenses, future distribution fees or expenses, and extraordinary expenses.

A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement and Sub-Advisory Agreement with respect to the Fund will be available in the Trust’s next annual or semi-annual report to shareholders.

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Sub-Adviser. The Adviser has retained Cadence Capital Management LLC (the “Sub-Adviser”) to act as a sub-adviser for the Fund. The Sub-Adviser, located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110, provides advisory services to registered investment companies and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. As of November 30, 2017, accounts managed by the Sub-Adviser had combined assets of approximately $4.4 billion. The Sub-Adviser is wholly owned by Pacific Global Asset Management LLC.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Sub-Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of the Adviser and the oversight of the Board. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, which equals 50% of the net advisory fee paid by the Fund to the Adviser less Fund expenses paid by the Adviser.

Portfolio Managers

Sub-Adviser Portfolio Managers

Mr. Dokas joined Cadence in 2013 and currently serves as Senior Portfolio Manager, Managing Director. Prior to joining Cadence, Mr. Dokas was the Director - Investments at Hirtle Callaghan, responsible for the development of asset allocation models and the allocation of capital to investment strategies in the Hirtle Callaghan Funds. Mr. Dokas was also responsible for developing investment strategies to be used in the Hirtle Callaghan Funds. Before that, he was Senior Vice President at Delaware Investment Advisors where he led the Structured Products Group. Prior to joining Delaware Investments, Mr. Dokas worked at Bell Atlantic where he spent nearly ten years in various positions in the Trust Investment Group ending in the position of Director - Trust Investments. The Trust Investment Group was responsible for the oversight and management of approximately $20 billion in employee benefit trusts. Mr. Dokas holds a Bachelors of Business Administration from Loyola College, an MBA from the University of Maryland and added the Chartered Financial Analyst (CFA) designation in 1987.

Mr. Ginsberg joined Cadence in the summer of 2011 and currently serves as a Senior Portfolio Manager, Managing Director. Prior to joining Cadence, he was a Senior Analyst and Portfolio Manager at Invesco and Putnam Investments. At Putnam, Mr. Ginsberg also served as a Managing Director. Mr. Ginsberg started his investment career at Delaware Investments in Philadelphia where he worked as an Equity Analyst before being promoted to Portfolio Manager. Mr. Ginsberg holds a BS in Economics and an MBA, both from The Wharton School. He earned his CFA designation in 2000.

Adviser Portfolio Managers

Garrett Paolella is a Managing Director and the Head of ETFs at Horizons ETFs Management (US) LLC (“Horizons ETFs Management U.S.”) where he runs all aspects of the U.S. exchange traded fund business. He is a member of the Horizons U.S. Board, Officer of the U.S. business, and member of the firm’s Investment Committee. Prior to selling Recon Capital Advisors to Horizons ETFs Management U.S., Mr. Paolella had dual roles as Managing Partner and Chief Executive Officer where he dedicated his time to effectively running firm operations and developing new business lines and strategies. Additionally, Mr. Paolella ran Recon Capital’s Investment Committee, was a portfolio manager for the firm’s closed end funds, and built the retail investment business focusing on family offices.

Previously, Mr. Paolella served as an Executive Director at MKM Partners, a research, sales and trading firm based in Stamford, CT. Mr. Paolella was an institutional sales and execution trader from 2008–2012, where his primary focus was on U.S. and international trading of equities and options. Prior to working on the sales and

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trading desk, Mr. Paolella worked with the macro research team at MKM Partners. Mr. Paolella has his series 7, 55, 63, and 65 security licenses. He received his Bachelor of Science Degree in Finance, Magna Cum Laude, from the Gabelli School of Business at Roger Williams University. Mr. Paolella serves as Chairman of the Center for Advanced Financial Education (CAFÉ) Advisory Board at the Mario J. Gabelli School of Business, and is President of the Horizons ETF Trust I, which oversees the Horizons ETF family of funds.

Troy Cates is a Managing Director, the Head of Trading and a Portfolio Manager at Horizons ETFs Management U.S. Mr. Cates oversees the daily portfolio management and trading of the publicly traded ETFs, serves as a member of the product development team, and is a member of the Investment Committee. Additionally he directly assists management with the daily operations of the U.S. business. Prior to selling Recon Capital Advisors to Horizons ETFs Management U.S., Mr. Cates was a Partner and the Head of Trading at Recon Capital where he oversaw portfolio management and trading for the exchange traded funds, closed end funds and separately managed accounts. He was a member of the Investment Committee and part of the trading and product development of equity and options products for both public and private funds.

Previously, Mr. Cates was an Executive Director at MKM Partners, a Research, Sales and Trading firm based in Stamford, CT where he was an institutional execution trader focusing on U.S. and international equities, options and the syndicate calendar from 2006 – 2014. He helped launch and build out the equity derivatives desk. He also built out the firm’s trading software with the CIO. Prior to MKM, he was a trader at Knight Capital Group where he was a market maker in the financials and services sector. Mr. Cates co-managed a book of over 300 U.S. equities and was responsible for risk management and trading. Mr. Cates started his career working as a market maker at Spencer Trask, a New York based venture capital firm, from 1998 – 2004. He managed risk and oversaw the profit and loss for the trading desk. In addition to market making, he co-managed a book with the head of trading which focused on momentum and syndicate flow in the U.S. equity markets. He has his series 4, 7, 55, 63 and 65 security licenses. Mr. Cates graduated from University at Albany with a Bachelor of Science in Business Administration focusing on Finance and Marketing.

Jonathan Molchan started his career in 2006 at SAC Capital Advisors where he was exposed to various investment strategies across multiple product classes, focused on both global long/short equity and exotic quantitative strategies. Mr. Molchan then transitioned to Catapult Capital, a subsidiary of Millennium Management. While at Millennium, Mr. Molchan focused on risk and trading for multiple portfolios within a multi-billion dollar group. The group’s process was defined by and revolved around risk management where the primary focus was generating consistent predictable investment outcomes. He also managed the syndicate portfolio along with others that screened thousands of companies for inclusion in the group’s main book. After Millennium, Mr. Molchan became a member of the Investment Committee at Recon Capital. Recon focused on equities, options, exchange traded funds and closed end funds. As the firm’s portfolio manager, Mr. Molchan focused his time on product development and trading. In 2017, Recon’s ETF business was acquired by Horizons ETFs Management U.S. which is a subsidiary of Mirae Asset Global Investments.

Currently, Mr. Molchan is a member of the Investment Committee at Horizons ETFs Management U.S. where he serves as a Director, the Head of Product Development and Portfolio Manager. He is responsible for the creation of new strategies that are deployed in public and private funds. He also dedicates his time to the daily portfolio management and trading of the U.S. product suite. These funds focus on global equities and options strategies. Mr. Molchan’s experience has culminated into a series of quantitative strategies that operate within a defined model-driven investment process. He utilizes his risk management, equity and various derivatives experience to create systematic, alternative portfolios that seek absolute non-correlated market returns where risk management is the most crucial part of the portfolio management process.

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Shareholder Information

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding.

Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities.

If a market quotation for a security is not readily available or the Adviser or Sub-Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser or Sub-Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s portfolio securities may change on days when an investor will not be able to purchase or sell its Shares.

Buying and Selling Exchange-Traded Shares

The Shares of the Fund are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and

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dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the SAI.

The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants (“APs”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs.

Distributions

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends semi-annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more

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frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Tax Information

Tax Considerations

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Taxes on Exchange-Listed Share Sales

A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

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Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes

Fund distributions and gains from the sale or exchange of your Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Non-U.S. Investors

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of

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income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. Information about shareholders in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Financial Highlights

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

Premium/Discount Information

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at http://us.horizonsetfs.com/.

General Information

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in they being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its customer may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its customer in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser and Sub-Adviser may purchase and resell Fund shares pursuant to this Prospectus.

Investment Adviser Horizons ETFs Management (US) LLC 625 Madison Ave, 3rd Floor New York, NY 10022	Transfer Agent U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201
Sub-Adviser Cadence Capital Management LLC 265 Franklin Street, 4th Floor Boston, MA 02110 Distributor Foreside Fund Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103
Custodian U.S. Bank National Association 1555 North River Center Drive Milwaukee, WI 53212
Legal Counsel Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington, D.C. 20036
For More Information Existing Shareholders or Prospective Investors ● Call your financial professional

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● http://us.horizonsetfs.com/ Dealers ● http://us.horizonsetfs.com/ ● 1.866.641.5739

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Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of Horizons ETFs Management (US) LLC, 625 Madison Ave, 3rd Floor, New York, NY 10022.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at c/o Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1.866.641.5739 (9 a.m. to 6 p.m. Eastern Time).

(Investment Company Act file no. 811-22732)

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Horizons Cadence Hedged US Dividend Yield ETF (the “Fund”)

Ticker Symbol: USDY

Principal Listing Exchange for the Fund: Cboe BZX Exchange

the Fund is a Series of Horizons ETF Trust I

STATEMENT OF ADDITIONAL INFORMATION

Dated February 12, 2018

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus of the Horizons Cadence Hedged US Dividend Yield ETF dated February 12, 2018, (“Prospectus”). The Fund’s Prospectus dated February 12, 2018 is incorporated herein by reference into this SAI (i.e., legally made a part of this SAI). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus, SAI and the Fund’s Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust or the Trust’s Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of several currently-operating investment portfolios. The Fund is described herein. Other funds (i.e., investment portfolios) are described in other Statements of Additional Information. The Fund is classified as a diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). To be diversified, at least 75% of the value of the Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. The Trust was organized as a Delaware statutory trust on May 17, 2012. The shares of the Fund are referred to herein as “Shares.”

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Fund only in Creation Units. Only Authorized Participants (as defined below) may enter into Creation Unit transactions with the Fund. Creation Units of the Fund are issued and redeemed generally in exchange for specified securities held by the Fund and a specified cash payment. The Shares of the Fund are listed on the Cboe BZX Exchange (the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the Fund, “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares, (2) the value of the Fund’s respective Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and make no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) which comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the

Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in the Fund’s portfolio are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Fund’s Adviser has filed with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a “senior security” by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration of Investments

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund’s portfolio is highly concentrated.

Cybersecurity

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyberattacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Equity Securities

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company, including a real estate investment trust. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Future Developments

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks trading individually or in the aggregate at any point in time.

Foreign Securities

Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The Fund does not anticipate investing in securities that are traded only on a foreign exchange or exchanges.

Futures Contracts and Options

The Fund may enter into futures contracts, options and options on futures contracts investment to facilitate trading or to reduce transaction costs.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on indexes or combinations of indexes that the Adviser believes to be useful.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Fund’s portfolio. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Fund’s portfolio components or a subset of the components. Liquid futures contracts may not be currently available for the Fund’s portfolio strategy.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The Fund will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund’s portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When the Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position, as part of a complex bond replication strategy, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

U.S. Federal Tax Treatment of Futures Contracts. The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), at least 90% of the Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

The Fund distributes to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised on the nature of the distributions.

Options - The Fund may write call options on up to 100% of each of the option eligible securities in its portfolio. The below discussion discusses generally the characteristics of call options (as well as other types of options) and the general risks of the use of options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC” options). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when purchased the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

The purchaser of an option may terminate its position by:

●	Allowing it to expire and losing its entire premium;

●	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

●	Closing it out in the secondary market at its current price.

When the Fund writes (or sells) a call option it generally assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes (or sells) a put option it generally assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.

At the time of selling a call option, the Fund may cover the option by owning, among other things:

●	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

●	A call option on the same security or index with the same or lesser exercise price;

●	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

●	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

●	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

●	Entering into a short position in the underlying security;

●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

●	Maintaining the entire exercise price in liquid securities.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Lending Portfolio Securities

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mid-Capitalization Companies

Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders. The Fund may invest in the type of REIT that invests primarily in the fee ownership or leasehold ownership of land and buildings.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. REITs may also be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, a REIT may fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or may fail to maintain its exemption from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven (7) days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such security, which could involve costs, delays or loss upon disposition. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Real Estate Sector Risk. The value of real estate companies may be affected by various factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. Investing in real estate investment trusts (REITs) involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

Securities of Other Investment Companies

While it has no current intention to do so, the Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund when it invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not

included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by such Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund. The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

The Fund will utilize futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as commodity pools under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and the conditions for reliance on those exemptions, from registration as a commodity pool operator. The amendments took effect on December 31, 2012, and the Fund intends to comply with amended Rule 4.5 such that the Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. If the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Considerations and Risks

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

General

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Options Transactions

There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund only intends to use exchange-listed options, however, if trading were suspended in an option held by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

INVESTMENT RESTRICTIONS and POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restrictions, which may be changed without a shareholder vote.

1.	The Fund will not invest less than 80% of its total assets in securities of US companies that pay regular dividends.

2.	The Fund will not hold illiquid securities in excess of 15% of its net assets.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Robinson Jacobs, an Independent

Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including the general supervision of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust. The Board met five times during the fiscal year ended October 31, 2017.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Mark W. Buckley-Jones, 1979	Trustee	Since July 2014	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-Present).	4	None

			December 2013) and Berman Capital Management, LP (May 2007-July 2011).

John L. Jacobs, 1959	Trustee	Since September 2015	Founder and CEO of Q3 Advisors, LLC (January 2015 - Present); Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy and Professor at the McDonough School of Business at Georgetown University (January 2015 - Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	4	None

Robinson C. Jacobs, 1978	Trustee and Chairman of the Board of Trustees	Since July 2014	Comprehensive Financial Management (Investment Management) (August 2016 — Present); Analyst, Gagnon Securities (September 2012 — August 2016); Vice President, CSL Capital (April 2011 — May 2012); Consultant to various hedge fund groups.	4	None

1. The address for each Trustee and officer is c/o Horizons ETF Trust I, 1 Landmark Square, 7th Floor, Stamford, CT 06901.

2. Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Garrett K. Paolella, 1986	Trustee, President, Chief Executive Officer	Since November 2013	Managing Director, Horizons ETFs Management (US) LLC (October 2011-Present); Chief Executive Officer, Recon Capital Partners, LLC (investment adviser) (October 2011 – Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008-January 2011).	4	None

1. The address for each Trustee and officer is c/o Horizons ETF Trust I, 1 Landmark Square, 7th Floor, Stamford, CT 06901.

2. Each Trustee serves until resignation, death, retirement or removal.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Christopher W. Roleke, 1972	Treasurer and Chief Financial Officer	Since February 2017	2011 to Present – Managing Director and Fund Principal Financial Officer, Foreside Fund Officer Services, LLC.
Troy Cates, 1976	Secretary	Since March 2016	Managing Director and Head of Trading, Horizons ETFs Management (US) LLC (September 2014 - present); Partner and Head of Trading, Recon Capital Partners, LLC (investment adviser) (September 2014 – present); Executive Director, MKM Partners (research, sales and trading firm) (July 2006 – August 2014); trader, Knight Capital Group (November 2005 – June 2006); market maker, Spencer Trask (venture capital firm) (1998 – 2004).

Rodney L. Ruehle, 1969	Chief Compliance Officer	Since December 2016	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014.

1. The address for each officer is c/o Horizons ETF Trust I, 1 Landmark Square, 7th Floor, Stamford, CT 06901

2. Officers are elected yearly by the Trustees.

Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mark Buckley-Jones currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mark Buckley-Jones is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended October 31, 2017.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. Such nominations are governed by the Trust’s Declaration of Trust and Bylaws. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee met one time during the fiscal year ended October 31, 2017.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each fund as of December 31, 2017.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2017)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2017)
Mark W. Buckley-Jones	None	None
John L. Jacobs	None	None
Robinson C. Jacobs	None	None
Garrett K. Paolella	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

During the fiscal period ended October 31, 2017, the Trust paid each Independent Trustee an annual retainer of $3,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal period ended October 31, 2017. Annual Trustee fees may be reviewed periodically and changed by the Board.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Mark W. Buckley-Jones	$3,000	None	None	$3,000
John L. Jacobs	$3,000	None	None	$3,000
Robinson C. Jacobs	$3,000	None	None	$3,000
Garrett K. Paolella	None	None	None	None

The Trust presently pays each Trust paid each Independent Trustee an annual retainer of $20,000, and each Trustee that severs as a Chairman of a Trust committee an annual fee of $1,000.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Horizons ETFs Management (US) LLC (the “Adviser”) acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund primarily in the form of proactive oversight of the Sub-

Adviser. The Adviser is a wholly-owned subsidiary of Horizons ETF Management (USA) Inc., which is a wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”). Mirae is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group, of which the Adviser is a member. Mirae Asset Global Investments Group is deemed to indirectly control the Adviser. As a Trustee and officer of the Trust, Garrett K. Paolella is an affiliated person of the Trust; and as an officer of the Adviser is an affiliated person of the Adviser. As an officer of the Trust, Troy Cates is an affiliated person of the Trust; and as an officer of the Adviser is an affiliated person of the Adviser.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate stated as a percentage of the average daily net assets of the Fund) of 0.75% The Adviser has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to a Rule 12b-1 plan, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.68% of the Fund’s average daily net assets until February 28, 2019.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of any sub-adviser, transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Following an initial two year period for renewal, the Advisory Agreement is subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Sub-Adviser

Cadence Capital Management LLC (the “Sub-Adviser”) acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the day-to-day investment decisions for the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. The Sub-Adviser is wholly-owned by Pacific Global Asset Management LLC, a wholly owned subsidiary of Pacific Life Insurance Company. The Sub-Adviser is an indirectly wholly-owned subsidiary of Pacific Life Insurance Company. Pacific Life is wholly owned by Pacific LifeCorp, which is ultimately wholly-owned by Pacific Mutual Holding Company, a mutual insurance holding company whose members are policyholders and contract holders of Pacific Life.

Pacific Mutual Holding Company (“PMHC”) is the holding company of the Pacific Life family and, as a mutual insurance company, is subject to the regulatory oversight and jurisdiction of the Nebraska Department of Insurance. PMHC is not publicly traded and is not permitted to issue stock under Nebraska law. Instead, it is governed and controlled by its members, each of whom is a policyholder of the life and annuity contracts issued by Pacific Life. There are no parties who directly or indirectly hold greater than 9.9% ownership of PMHC. The Sub-Adviser also serves as an investment adviser to a private pooled investment vehicle, institutions and other investment companies. The Sub-Adviser receives 50% of the net advisory fee paid by the Fund to the Adviser.

Following an initial two year period for renewal, the Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Adviser, the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Sub-Advisory Agreement is also terminable upon 60 days’ notice by the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Custodian

U.S. Bank, N.A. (“U.S. Bank”), located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and U.S. Bank. As Custodian, U.S. Bank holds the Fund’s assets. The Adviser pays U.S. Bank for the custodian services that U.S. Bank provides to the Fund.

The Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, WI 53202, which is an entity affiliated with U.S. Bank, serves as the Fund’s transfer agent pursuant to a transfer agent servicing agreement. USBFS may be reimbursed by the Adviser for its out-of-pocket expenses. In addition, USBFS provides various accounting services to the Fund pursuant to a fund accounting servicing agreement. The Adviser pays USBFS for the transfer agency and fund accounting services that USBFS provides to the Fund.

The Trust and USBFS have entered into a fund administration servicing agreement (“Administration Agreement”). Under the Administration Agreement, USBFS provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from USBFS’ refusal or failure to comply with the terms of the Administration Agreement or from USBFS’ bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement. The Adviser pays USBFS for its services under the Administration Agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101 and investor information can be obtained by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time). The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (“Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its Shares. However, no Rule 12b-1 Plan fee is currently charged to the Fund, and there are no plans in place to impose a Rule 12b-1 Plan fee. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Category of Account	Other Accounts Managed (as of December 31, 2017)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
J. Paul Dokas	Registered investment companies	8	$2.846M	0	0

	Other pooled investment vehicles	1	$171M	0	0
	Other accounts	16	$1,109M	0	0
	Registered investment companies	10	$3,080M	0	0
Robert E. Ginsberg	Other pooled investment vehicles	1	$171M	0	0
	Other accounts	19	$1,141M	0	0
Garrett K. Paolella	Registered investment companies	3	$259M	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0
	Registered investment companies	3	$259M	0	0
Troy Cates	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0
Jonathan Molchan	Registered investment companies	3	$259M	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Conflicts of Interest

A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The portfolio managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the portfolio managers to favor one account over another in terms of access to investment opportunities or the allocation of the portfolio managers’ time and resources. The portfolio managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser and Sub-Adviser have adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Adviser and Sub-Adviser respective compliance team.

Portfolio Manager Compensation

The Adviser portfolio managers are compensated in the form of base salary and a discretionary bonus tied to the overall profitability of the company and their performance. The Sub-Adviser portfolio managers’ compensation consists of a fixed annual base salary and a share of the firm’s profits.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers owned no Shares of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Sub-Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund’s Form N-Q will be available through the Fund’s website, at http://us.horizonsetfs.com or by writing to USBFS, 615 East Michigan Street, Milwaukee, WI 53202.

CODE OF ETHICS

The Trust, the Adviser and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services, LLC) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.  The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the CCO. Approval will be granted if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser, Sub-Adviser or FFG, as applicable.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (203)

900-1400 or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at http://us.horizonsetfs.com, or by writing to USBFS, 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Sub-Adviser looks for prompt execution of the order at a favorable price. Generally, the Sub-Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Sub-Adviser owes a duty to its clients to seek best execution on trades effected.

The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund, Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to all clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate. An ECN is an automated system that matches buy and sell orders for securities.

The Sub-Adviser does not currently use the Fund’s assets for, or participate in, any third party soft dollar arrangements, although may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser is responsible, subject to oversight by the Board and Adviser, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients managed by the Sub-Adviser is considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Sub-Adviser, Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities (“Deposit Instruments”) that comprise the Fund’s portfolio and an amount of cash computed as described below (“Cash Amount”) or, as permitted or required by the Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Creation Deposit,” which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of each Deposit Instrument to be included in the current Creation Deposit (based on information at the end of the previous Business Day) as well as the Cash Amount for the Fund. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of securities of the Deposit Instruments required for the Creation Deposit for the Fund changes as portfolio adjustments reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the Fund’s portfolio or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Instruments of the Creation Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Amount effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Transfer Agent no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Amount to replace any Deposit Instrument which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Creation Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through an Authorized Participant. At any given time there may be only a limited number of Authorized Participants. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant.

The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Creation Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Transfer Agent through the Federal Reserve wire system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Creation Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent if, for any reason, (a) the order is not in proper form; (b) the Authorized Participant, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Transfer Agent and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Transfer Agent, the Adviser, the Distributor, DTC, the Transfer Agent, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to Authorized Participants of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Creation Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent, only on a Business Day and only through an Authorized Participant. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to the Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” for the Fund and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund” in the Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Redemption Instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the

Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

The basic redemption transaction fee of $500 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an Authorized Participant. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through an Authorized Participant. An Authorized Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (“DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within three business days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Determination of NAV.”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are traded in foreign markets, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund’s equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The Fund may also make distributions at other times in order to improve index tracking or to maintain its eligibility for treatment as a regulated investment company under the Code and to avoid the imposition of excise taxes, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A shareholder who owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Existing Fund and is recognized as the owner of all shares for all purposes. Because the Trust does not have direct access to information concerning the Fund’s beneficial ownership held in the names of DTC Participants, it is not in the position to verify, as of the date of this SAI, whether or not any DTC Participants owned of record more than 5% of the outstanding shares of the Fund.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another series of the Trust and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

        ●             Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

        ●             Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

        ●             Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because the Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors – Capital Gain Dividends” and “–Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change.

The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Tax of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

        (i)             any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

        (ii)             the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.

This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.)

corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by The Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Shares are taxable transactions for federal and state income tax purposes. If you redeem your Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40“), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund -level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors — Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign Income Tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,
●	certify that number is correct,
●	certify that you are not subject to backup withholding, and
●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.

Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to the Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of four operational investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, under certain circumstances, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

BBD, LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements and performs other related audit services.

Financial Statements

You may obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Reports, when published, without charge by calling 1-844-723-8637 during normal business hours or by writing to the Trust or the Trust’s Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time).

APPENDIX A

Horizons ETFs Management (US) LLC
PROXY VOTING POLICIES

18.2 Proxy Voting — Fund Portfolio Management

Horizons ETFs Management (US) LLC (“Adviser”) manages the affairs of the Fund. As part of its fiduciary obligations to the shareholders of the Fund, the firm exercises its voting rights in the companies in which it invests.

The overriding objective of the firm’s proxy voting activities is to enhance shareholder value on a long-term basis. As a result, our proxy voting guidelines have been developed in a manner which the firm believes is consistent with this goal. However, it is important to note that this document contains guidelines only, and not rigid, inflexible, voting directives. We will evaluate each voting matter on a case-by-case basis and may vote in a manner contrary to the guidelines if we feel that this would ultimately enhance long-term shareholder value.

18.2.1 Guidelines Pertaining to Routine Matters

The Adviser will generally cause the Fund to vote in favor of management proposals on routine matters such as the election of directors, appointment of auditors, indemnification of directors, and receipt and approval of financial statements, provided it is in line with the other guidelines set forth in the Proxy Voting Guidelines.

18.2.2 Guidelines Pertaining to Non-Routine Matters

With respect to non-routine matters, such as take-over defense measures and changes in capital structure, the Adviser will examine proxies and recommendations for special proposals to assess the impact on the value of the securities, generally voting in favor of proposals that would enhance the investment value of the relevant security in the long term and against proposals that increase the risk level and reduce the investment value of the relevant security in the long term. Other issues, including those business issues specific to the issuer or those raised by shareholders of the issuer, are addressed on a case-by-case basis with a focus on the potential impact of the vote on shareholder value.

18.2.3 Guidelines Pertaining to the Board of Directors

Ideally, the Board of Directors will comprise a majority of unrelated experienced directors, where an unrelated director is independent of management and is free from any relationship or interest that conflicts with the director’s ability to act in the best interests of shareholders. A Board of Directors should be large enough to allow for sufficient coverage of responsibilities, but should not be so large that meetings and discussions become cumbersome. All boards shall have an audit committee headed and staffed by outside directors. We are generally opposed to cumulative voting proposals, but acknowledge that it may be a useful tool if a board is unresponsive to shareholders. A staggered board is one in which some directors are elected to terms greater than one year. Our preference is for all directors to stand for election on an annual basis. While attendance is only one factor in evaluating a director’s effectiveness, we view absences without extenuating circumstances negatively. We believe that directors should be provided insurance against liability claims, so long as their actions were taken honestly and in good faith with a view to the best interests of the company. We will generally support the auditor recommended by the audit committee, but will review proposed changes in auditors on a case-by-case basis.

18.2.4 Guidelines Pertaining to Executive and Director Compensation

We consider individuals within a management team as integral to the execution of the company’s strategy. As a result, attracting and retaining qualified individuals through competitive compensation is necessary. Competitive compensation is considered in the context of what other leading companies in the same industries are paying to attract and retain their managers. Compensation should be tied to measurable performance and motivate managers to reach longer-term targets, rather than used as a reward for past performance. Furthermore, compensation should be tied to shareholder value so that the interests of both shareholders and managers are aligned.

We are not opposed to stock options as a form of compensation, but we are critical of compensation packages that have excessive granting of options; that cause substantial dilution of the existing shareholders; that have no, or very short, vesting periods; and/or that have options priced below the current market price. We will not support the re-pricing or extension of previously issued options held by senior management. We prefer to see stock options distributed to key contributors to corporate prosperity, but generally do not support plans that are excessively concentrated in the hands of a single individual. We support companies that encourage their executives to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders. Compensation measures such as “golden parachutes” and corporate loans to individual managers are often justified by companies as ways of attracting and retaining quality managers; however, these compensation items are often abused, and we are opposed to compensation measures that are excessive and outside of competitive industry practices.

With respect to director compensation, appropriate board members provide valuable experience and strategic support to the company, and competitive compensation is necessary to attract and retain these individuals. Compensation should be aligned with the interests of shareholders and managers. We support companies that encourage their board members to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders.

18.2.5 Guidelines Pertaining to Takeover Protection

Takeover protection measures are created to guard against takeover bids that do not represent a fair value for the company’s assets. The main purpose of a shareholder rights plan is to ensure equal treatment for all shareholders and to provide the board sufficient time to consider alternatives. We generally will not support plans that are anti-takeover in nature and serve to entrench the power of incumbent management and boards. However, we will generally support takeover protection measures that protect the rights and interests of all shareholders and seek to maximize shareholder value.

18.2.6 Guidelines Pertaining to Shareholder Rights

A multiple-voting class structure refers to unequal voting rights between classes of shares. This potentially allows minority shareholders with multiple voting rights to impose their interests over those of all other shareholders. Therefore, we generally will not support the creation or extension of multiple-voting structures. We will support the replacement of multiple-voting structure with one vote per share, given the cost of such change is modest and is in the best interest of non-controlling shareholders.

While supermajority requirements are appropriate in some circumstances, it can be subject to abuse and act as an anti-takeover mechanism. While a two-thirds supermajority (66.7%) is most common and is considered reasonable, we will review supermajority proposals requiring more than a two-thirds majority on a case-by-case basis.

We acknowledge that the Board may need the flexibility to issue shares to meet changing financial conditions, such as stock splits, restructurings, acquisitions, stock option plans, or takeover defenses. We will review proposals on a case-by-case basis to determine if the amount requested is necessary for sound business reasons.

“Blank cheque” preferred shares usually carry a preference in dividends, rank ahead of common shares upon liquidation, and give the board broad discretion (a “blank cheque”) to establish voting, dividend, conversion, and other rights in respect to these shares. Once those shares have been authorized, shareholders have no further power to determine how or when they will be allocated. Due to the potential for abuse, we generally will not support the authorization of, or an increase in, “blank cheque” preferred shares.

Linked proposals are resolutions that link two issues together. They may be used to pass proposals that would not be approved if they were proposed individually. We generally will not support linked proposals except in the case where each individual issue contained in the proposal is in the best interests of shareholders. Each issue within a linked proposal will be considered as being mutually exclusive of each other.

Shareholders should have the right to bring relevant proposals to the annual general meeting. These proposals should be included on the proxy ballot for consideration by all shareholders. Certain shareholder proposals put unreasonable constraints on management and the Board, which may hinder the company’s ability to create long-term shareholder value. We will review shareholder proposals on a case-by-case basis.

18.2.7 Voting Procedures

The firm is responsible for directing how proxies relating to any securities of the Fund are to be voted. The firm is required to follow the guidelines set forth in this Proxy Voting Guideline. The Board of Directors of the firm oversees the proxy voting process and reviews proxy voting results, policies, and procedures on an annual basis to ensure that securities held by the Fund are voted in accordance with the Policies.

18.2.8 Conflicts of Interest

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Adviser will use its best efforts to identify and resolve potential conflicts of interest. When the firm becomes aware of any vote that presents a conflict, the conflict will be reported to the CCO and proxies will be voted in a manner consistent with the best interests of the firm’s clients and shareholders of the funds of Horizons ETF Trust I (“Trust”), without regard to any other business relationship that may exist. In cases where a conflict of interest arises between the interests of shareholders of the Trust and those of the Adviser or any affiliate or associate of the Trust, the Adviser will always vote in accordance with the best interests of the Trust.

The Adviser may determine that there is a conflict of interest as a result of:

●	Significant business relationships. The Adviser will consider whether the matter involves an issuer or proponent with which the firm has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients, and broker-dealers. For this purpose, a “significant business relationship” is one that is reasonably likely to create an incentive for the adviser to vote in favor of management.

●	Significant personal or family relationships. The Adviser will consider whether the matter involves an issuer, proponent, or individual with which an employee of the firm has a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the adviser votes the proxy.

In the event the CCO determines that the firm has a conflict of interest with respect to a proxy proposal, the CCO shall also determine whether the conflict is material to that proposal. The CCO may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. If the CCO determines that a conflict is not material, then the firm may vote the proxy in a manner consistent with the best interests of the firm’s clients and shareholders of the Trust.

In the event the CCO determines that the firm has a material conflict of interest with respect to a proxy proposal, the firm will vote on the proposal in accordance with the determination of the CCO. Alternatively, prior to voting on the proposal, the firm may:

●	Contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy).
●	With respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client in the case of the Trust, the Trust’s CCO, and obtain the consent of the client or the Trust’s Board of Trustees (“Board”) as to how the Adviser will vote on the proposal.
●	Otherwise obtain instructions from the client or the board as to how the proxy should be voted.

The Adviser may not address a material conflict of interest by abstaining from voting unless the CCO, the third party, the client, or the Trust’s CCO or Board, as appropriate, has determined that abstaining from voting on the proposal is in the client’s or the Trust’s best interests or that the potential costs involved with voting the proxy outweigh the potential benefits to a client, a fund, or its shareholders.

The CCO shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the adviser does not have a material conflict of interest with respect to a particular matter.

18.2.9 Books and Records Relating to Proxies

In connection with voting proxies and this Proxy Voting Policy, the firm shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules, or regulations, including:

●	The firm’s policies and procedures relating to voting proxies.
●	A copy of each proxy statement that the firm receives regarding clients’ securities, provided that the firm may rely on:
○	A third party to make and retain, on the firm’s behalf, pursuant to a written undertaking, a copy of proxy statements or by obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
○	A record of each vote cast by the firm on behalf of clients, provided that the firm may rely on a third party to make and retain, on the firm’s behalf, pursuant to a written undertaking, records of votes cast;
○	Copies of any documents created by the firm that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
○	A record of each written client request for proxy voting information and a copy of any written response by the firm to any written or oral client request for information on how the firm voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an easily accessible location at an appropriate office of the firm.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)(A)	Certificate of Trust of the Registrant dated May 16, 2012[1]

	(1)(B)	Certificate of Amendment to the Certificate of Trust of the Registrant dated August 29, 2013[2]

	(2)(A)	Agreement and Declaration of Trust of the Registrant[2]

	(2)(B)	Amendment No. 1 to the Agreement and Declaration of Trust of the Registrant dated August 29, 2013[2]

(b)	(1)	By-Laws of the Registrant[2]

	(2)	Amendment No. 1 to the By-Laws of the Registrant dated August 29, 2013[2]

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons NASDAQ 100 Covered Call ETF[3]

	(2)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons DAX Germany ETF and Recon Capital FTSE 100 ETF[4]

	(3)	Form of Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons Currency Hedged DAX Germany ETF and Horizons Currency Hedged FTSE 100 United Kingdom ETF[5]

	(4)	Form of Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the BullMark LatAm Select Leaders ETF[5]

	(5)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons USA Managed Risk ETF[7]

	(6)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons China High Dividend ETF[8].

	(7)	Sub-Advisory Agreement between Horizons ETFs Management (US) LLC and Mirae Asset Global Investments (Hong Kong) Ltd. with respect to the Horizons China High Dividend ETF[8].

	(8)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons S&P 500® Covered Call ETF.[9]

	(9)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons Cadence Hedged US Dividend Yield ETF.[9]

	(10)	Sub-Advisory Agreement between Horizons ETFs Management (US) LLC and Cadence Capital Management LLC, with respect to the Horizons Cadence Hedged US Dividend Yield ETF.[10]

(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC [5]

	(2)	Form of Third Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC[7]

	(3)	Fourth Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC[9]

	(4)	Second Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC[10]

(f)	Not applicable.

(g)	(1)	Custody Agreement between Registrant and U.S. Bank National Association[6]

	(2)	Fund Accounting and Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[6]

	(3)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[6]

	(4)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[6]

	(5)	Expense Limitation Agreement with respect to Horizons USA Managed Risk ETF[7]

(i)		Opinion and Consent of Counsel [10]

(j)		Consent of Independent Registered Public Accounting Firm[10]

(k)		Not applicable.

(l)		Not applicable.

(m)		Distribution and Service Plan[10]

(n)		Not applicable.

(o)		Not applicable.

(p)		(1) Code of Ethics of the Registrant[2]

(2) Code of Ethics of Horizons ETFs Management (US) LLC [4]

(3) Code of Ethics of Foreside Fund Services, LLC[5]

Other Exhibits: Powers of Attorney6

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-183155, filed August 8, 2012.

[2]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed September 4, 2013.

[3]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed November 19, 2013.

[4]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed August 27, 2014.

[5]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed March 2, 2015.

[6]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed May 18, 2016.

[7]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed September 16, 2016

[8]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed April 21, 2017

[9]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed July 10, 2017.

[10]	Is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Pursuant to Section 9.5 of the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided under the Declaration to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Item 31. Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Active Weighting Funds ETF Trust
4.	AdvisorShares Trust
5.	AmericaFirst Quantitative Funds
6.	American Beacon Funds
7.	American Beacon Select Funds
8.	American Century ETF Trust
9.	ARK ETF Trust
10.	Avenue Mutual Funds Trust
11.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
12.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
13.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
14.	Bridgeway Funds, Inc.
15.	Brinker Capital Destinations Trust
16.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series
17.	Center Coast MLP & Infrastructure Fund
18.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
19.	Context Capital Funds
20.	CornerCap Group of Funds
21.	Davis Fundamental ETF Trust
22.	Direxion Shares ETF Trust
23.	Eaton Vance NextShares Trust
24.	Eaton Vance NextShares Trust II
25.	EIP Investment Trust
26.	Elkhorn ETF Trust
27.	EntrepreneurShares Series Trust
28.	Evanston Alternative Opportunities Fund
29.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
30.	FEG Absolute Access Fund I LLC
31.	Fiera Capital Series Trust
32.	FlexShares Trust
33.	Forum Funds
34.	Forum Funds II
35.	FQF Trust
36.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series

37.	GraniteShares ETF Trust
38.	Guinness Atkinson Funds

39.	Horizons ETF Trust
40.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
41.	Infinity Core Alternative Fund
42.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust
43.	Innovator IBD® ETF Leaders ETF, Series of Innovator ETFs Trust
44.	Ironwood Institutional Multi-Strategy Fund LLC
45.	Ironwood Multi-Strategy Fund LLC
46.	John Hancock Exchange-Traded Fund Trust
47.	Manor Investment Funds
48.	Miller/Howard Funds Trust
49.	Miller/Howard High Income Equity Fund
50.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
51.	MProved Systematic Long-Short Fund, Series Portfolios Trust
52.	MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust
53.	MProved Systematic Multi-Strategy Fund, Series Portfolios Trust
54.	OSI ETF Trust
55.	Palmer Square Opportunistic Income Fund
56.	Partners Group Private Income Opportunities, LLC
57.	PENN Capital Funds Trust
58.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
59.	Pine Grove Alternative Institutional Fund
60.	Plan Investment Fund, Inc.
61.	PMC Funds, Series of Trust for Professional Managers
62.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
63.	Quaker Investment Trust
64.	Ranger Funds Investment Trust
65.	Renaissance Capital Greenwich Funds
66.	RMB Investors Trust (f/k/a Burnham Investors Trust)
67.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
68.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
69.	Salient MF Trust
70.	SharesPost 100 Fund
71.	Sound Shore Fund, Inc.
72.	Steben Alternative Investment Funds
73.	Steben Select Multi-Strategy Fund
74.	Strategy Shares
75.	The 504 Fund (f/k/a The Pennant 504 Fund)
76.	The Chartwell Funds
77.	The Community Development Fund
78.	The Relative Value Fund
79.	Third Avenue Trust
80.	Third Avenue Variable Series Trust
81.	TIFF Investment Program
82.	Transamerica ETF Trust
83.	U.S. Global Investors Funds
84.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
85.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
86.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
87.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
88.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
89.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
90.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

91.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
92.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
93.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

94.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
95.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
96.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
97.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
98.	Vivaldi Opportunities Fund
99.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
100.	Wintergreen Fund, Inc.
101.	WisdomTree Trust
102.	WST Investment Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Horizons ETFs Management (US) LLC, 625 Madison Ave, 3rd Floor, New York, NY 10022, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202, U.S. Bank National Association, 1555 North River Center Drive, Milwaukee, WI 53212, Cadence Capital Management LLC, 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110-3113. Foreside Fund Services, LLC maintains all records relating to its services as Distributor of the Registrant at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and State of New York, on the 7th day of February 2018.

Horizons ETF Trust I
By:	/s/ Garrett K. Paolella
Name:	Garrett K. Paolella
Title:	Trustee, President, and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities indicated on February 7, 2018.

Signature	Title	Date

/s/ Garrett K. Paolella	Trustee, President, and	February 7, 2018
Garrett K. Paolella	Chief Executive Officer

John L. Jacobs*	Trustee	February 7, 2018
John L. Jacobs

Robinson C. Jacobs*	Trustee	February 7, 2018
Robinson C. Jacobs

Mark W. Buckley-Jones*	Trustee	February 7, 2018
Mark W. Buckley-Jones

/s/ Christopher W. Roleke	Treasurer and Chief Financial Officer	February 7, 2018
Christopher W. Roleke

*By:	/s/ Garrett K. Paolella
Garrett K. Paolella

Attorney-in-Fact, pursuant to Powers of Attorney filed on August 24, 2015 or February 26, 2016 and incorporated by reference herein

Exhibit Index

(d)(10)	Sub-Advisory Agreement between Horizons ETFs Management (US) LLC and Cadence Capital Management LLC
(e)(4)	Second Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(m)	Distribution and Service Plan